UNITED STATES SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): February 10, 2022

GLEN BURNIE BANCORP

(Exact name of registrant as specified in its charter)

Maryland	0-24047	52-1782444
(State or Other Jurisdiction	(Commission File Number)	(IRS Employer
of Incorporation)		Identification No.)

101 Crain Highway, S.E., Glen Burnie, Maryland 21061

(Address of Principal Executive Offices)

Registrant’s telephone number, including area code: (410) 766-3300

Inapplicable

(Former Name or Former Address if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).         Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol	Name of each exchange on which registered
Common Stock	GLBZ	Nasdaq Capital Market

INFORMATION TO BE INCLUDED IN THE REPORT

Item 4.01.	Changes in Registrant's Certifying Accountant.

As the result of the sale by TGM Group LLC (“TGM”) of its accounting, auditing, tax and consulting business to UHY LLP (“UHY”), TGM resigned its engagement as the independent registered public accounting firm of Glen Burnie Bancorp (the “Company”) effective January 3, 2022, the date of the sale.

The audit reports of TGM on the financial statements for the past two years did not contain any adverse opinion or disclaimer of opinion, and were not qualified or modified as to uncertainty, audit scope or accounting principles.

During the fiscal years ended December 31, 2020 and December 31, 2021, and the subsequent period through January 3, 2022, there were no disagreements (as defined in Item 304(a)(1)(iv) of regulation S-K and the related instructions to Item 304 of Regulation S-K) with TGM, on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to TGM’s satisfaction, would have caused TGM to make reference to the subject matter of the disagreement in its reports on the consolidated financial statements for such years.

During the fiscal years ended December 31, 2020 and December 31, 2021, and the subsequent period through January 3, 2022, there were no reportable events (as defined in Item 304(a)(1)(v) of Regulation S-K).

The Company has provided a copy of this Form 8-K to TGM and requested TGM to furnish a letter as required by Item 304(a)(3) of Regulation S-K. A copy of a letter from TGM dated March 4, 2022 is attached hereto as Exhibit 16.1 to this Report.

On February 10, 2022, the Audit Committee of the Company’s Board of Directors engaged UHY as its independent registered public accounting firm for the year ending December 31, 2022, effective immediately.

During the Company’s fiscal years ended December 31, 2020 and December 31, 2021, and the subsequent interim period through February 10, 2022, neither the Company nor anyone acting on its behalf has consulted with UHY regarding any of the matters or events set forth in Item 304(a)(2)(i) and (ii) of Regulation S-K.

Item 9.01.	Financial Statements and Exhibits.

(d)       Exhibits

The following exhibits are filed herewith:

Exhibit No.
16.1	Letter of TGM Group LLC

104	Cover Page Interactive Data File (embedded as Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

GLEN BURNIE BANCORP
(Registrant)

Date: March 4, 2022	By:	/s/ John D. Long
John D. Long
Chief Executive Officer